Subsequent Event	9 Months Ended
Sep. 30, 2012
Subsequent Event
Subsequent Event

17. Subsequent Event

On October 5, 2012, the Company received notification that one of the venture debt holders was exercising their warrants. A total of 101,667 warrants were exercised using the net share method. Accordingly, the Company issued 64,309 shares of common stock to the venture debt holder.

On October 19, 2012, the Company received approval from the FDA for Oxtellar XR, a novel once-daily extended release formulation of oxcarbazepine (formerly known as SPN-804).

On October 30, 2012, the Company received notification that the U.S. Patent and Trademark Office issued two patents covering Trokendi XR.

On November 19, 2012, the Company received confirmation from the FDA that Oxtellar XR has been granted three years of market exclusivity.

On November 20, 2012, the Company announced the receipt of positive topline results from its Phase IIb study on SPN-810 for the treatment of impulsive aggression in ADHD patients.